Exhibit 10.7

RETENTION AGREEMENT

This Retention Agreement (“Agreement”), dated February 20, 2018 (the “Effective Date”), is entered into by and between Porch.com, Inc., a Delaware corporation (the “Company”), and Matthew Neagle (the “Participant”).

1.	Definitions. Capitalized terms used, but not defined herein, shall have the meanings given to those terms in the Company’s 2012 Equity Incentive Plan (the “Plan”).

2.	Exit Price. The “Exit Price” shall be the price of one share of Common Stock at the time of: (i) a Change in Control; or (ii) an initial public offering in which the Company has a class of securities registered pursuant to Section 12 of the Exchange Act (either (i) or (ii), an “Exit Event”).

3.	Grant of Share Bonus. If the Exit Price at the time of an Exit Event is less than $5.00 per share of Common Stock, then the Company will grant the Participant an award of Restricted Stock under the Plan in the amounts set forth in the table below, as determined by the duration of time the Participant continues to be an Employee (the “Share Bonus”), effective immediately prior to the Exit Event. The Share Bonus will be granted on the form of restricted stock agreement set forth on Exhibit 1 hereto.

If the Participant continues to be an Employee through:	Number of Shares of Restricted Stock in Share Bonus

October 1, 2017	$50,000 divided by the Exit Price

January 1, 2018	$100,000 divided by the Exit Price

April 1, 2018	$150,000 divided by the Exit Price

July 1, 2018	$200,000 divided by the Exit Price

October 1, 2018	$250,000 divided by the Exit Price

January 1, 2019	$300,000 divided by the Exit Price

April 1, 2019	$350,000 divided by the Exit Price

July 1, 2019	$400,000 divided by the Exit Price

For clarity, the Participant will only be entitled to the Share Bonus for the most recent date through which he continues to be an Employee set forth in the table above. For example, if an Exit Event occurs on October 2, 2018 with a $4 per share Exit Price, and the Participant remains an Employee through that date, then the total Number of Shares of Restricted Stock in the Share Bonus would be $250,000 / $4 per share = 62,500 shares of Common Stock.

4.	Limitation on Shares. In no event with the Share Bonus exceed 400,000 shares of Common Stock.

5.	Termination of Employment. If the Participant’s employment with the Company ends for any reason, then the Company shall offer to engage the Participant as an advisor or in another consulting role within the definition of Service Provider (as defined in the Plan) on terms substantially similar to the Company’s existing board advisory relationships for the period commencing on the date the Participant leaves his Employment until the termination date set forth in Section 6 below; except that the advisory agreement between the Company and the Participant will provide that, other than termination by mutual agreement, it may only be terminated by the Company for Cause. For purposes of the advisory agreement, “Cause” will mean (i) Participant’s willful embezzlement, misappropriation, or fraud which is, in each case, injurious to the Company; (ii) Participant’s willful misconduct that actually results in material harm or loss to the Company; or (iii) Participant’s conviction of a crime that constitutes a felony (or state law equivalent), if such felony is related to Participant’s advisory role and results in material harm to the Company. The Participant will not be awarded any Share Bonus if the Participant is not a Service Provider at the time of the grant of the Share Bonus.

6.	Term. This Agreement shall commence on the Effective Date and terminate on April 21, 2027. If no Exit Event has occurred by April 21, 2027, then no Share Bonus will be paid under this Agreement.

7.	Entire Agreement; Governing Law; Jurisdiction; Severability. The Plan is incorporated herein by reference. The Plan and this Agreement, including the exhibit hereto, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware. Participant hereby submits to the exclusive jurisdiction of the U.S. federal and state courts in the State of Delaware for any action arising out of, or based upon, this Agreement or the transactions contemplated hereby, and waives any objection to the laying of venue in such courts or that any such court constitutes an inconvenient forum. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

PORCH.COM, INC.		PARTICIPANT

By:	/s/ Matthew Ehrlichman	By:	/s/ Matthew Neagle

Name:	Matthew Ehrlichman	Name:	Matthew Neagle

Title:	Chief Executive Officer

[Signature Page to Neagle Retention Agreement]

EXHIBIT A

RESTRICTED STOCK AWARD AGREEMENT

(Attached)

PORCH.COM, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Porch.com, Inc. 2012 Equity Incentive Plan, as amended (the “Plan”), shall have the same defined meanings in this Restricted Stock Award Agreement (this “Agreement”).

I.	NOTICE OF RESTRICTED STOCK GRANT

Name:

Address:

The undersigned Participant has been granted restricted shares (the “Restricted Stock”) of common stock, par value $0.01 per share (“Common Stock”), of Porch.com, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Period of Restriction:

Vesting Schedule:	The Shares shall vest immediately upon the occurrence of an Exit Event (as defined in the Retention Agreement by and between the Company and the Participant)

Total Number of Shares Granted:

Transfer Purchase Price per Share:

Term/Expiration Date:

II.	AGREEMENT

1. Grant of Restricted Stock. The Administrator of the Company hereby grants to Participant named above (“Participant”), the shares of Restricted Stock set forth above (the “Shares”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2. Participant’s Representations. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Participant, concurrently with the grant of the Shares, shall be required to deliver to the Company his or her Investment Representation Statement in the form attached as Exhibit A hereto.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE ISSUER’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE ISSUER OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or underwriters to accommodate regulatory restrictions including, but not limited to, FINRA Rule 2241, if applicable, or any similar or successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Shares shall be bound by this Section 4.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Transfer Purchase Price. The transfer purchase price (“Transfer Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Transfer Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s Immediate Family or a trust for the benefit of Participant’s Immediate Family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Obligations. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all U.S. federal, state, local and foreign income and employment tax withholding requirements applicable to the grant of Restricted Stock. Participant acknowledges and agrees that the Company may refuse to honor the grant and refuse to deliver the Shares if such withholding amounts are not delivered upon request of the Administrator.

7. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

8. Entire Agreement; Governing Law; Jurisdiction; Severability. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware. Participant hereby submits to the exclusive jurisdiction of the U.S. federal and state courts in the State of Delaware for any action arising out of, or based upon, this Agreement or the transactions contemplated hereby, and waives any objection to the laying of venue in such courts or that any such court constitutes an inconvenient forum. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.

PARTICIPANT	PORCH.COM, INC.

Signature	By

Print Name	Print Name

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Personal Email Address

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	PORCH.COM, INC. A DELAWARE CORPORATION

SECURITY	:	COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY

AMOUNT	:

DATE	:

In connection with the grant of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable U.S. federal or state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, or compliance with other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

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